SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2014

PACCAR Inc

(Exact name of registrant as specified in its charter)

Delaware	001-14817	91-0351110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 106th Avenue NE, Bellevue, WA 98004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (425) 468-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 502(f). On April 28, 2014, the Compensation Committee of the PACCAR Inc Board of Directors approved a Long Term Performance Cash Award (“LTIP Cash Award”) for the 2011-2013 cycle under the Company’s Long Term Incentive Plan for the Named Executive Officers identified in the Company’s March 14, 2014 proxy statement. The total compensation for each Named Executive Officer reported in the Summary Compensation Table on page 25 of the Company’s 2014 proxy statement has been recalculated to include the LTIP Cash Award as follows:

Named Executive Officer	Non-Equity Incentive Plan Compensation LTIP Cash Award	Total Compensation
M. C. Pigott	$2,711,490	$10,538,315
R. E. Armstrong	$490,320	$3,570,247
R. J. Christensen	$405,405	$3,065,691
D. D. Sobic	$378,385	$2,469,819
H. C. Schippers	$112,816	$1,124,676

Item 502(e). The Compensation Committee approved incentive award targets for Mr. Pigott as he transitions from Chief Executive Officer to Executive Chairman, effective April 28, 2014. Mr. Pigott will be eligible for incentives based on his CEO goals and compensation level for the 2014 annual incentive program and the 2015 annual restricted stock program. Mr. Pigott’s incentive award targets for the LTIP cash program will be calculated using his CEO compensation level for the three-year cycles starting in 2012, 2013 and 2014. The awards for the 2013 and 2014 cycles will be prorated. The awards are payable if performance goals are achieved at the conclusion of the year in which the performance period ends.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) The annual meeting of stockholders was held on April 29, 2014.

(b) Following is a brief description and vote count of all items voted on at the annual meeting:

Item 1. Election of Directors.

The following persons were elected to serve as Class I directors with a term expiring in 2017:

Nominee	Shares Voted “For”	Shares Withheld	Abstentions	Broker Nonvotes
J. M. Fluke, Jr.	223,714,381	77,165,833	388,435	1,834
K. S. Hachigian	289,966,784	10,877,694	426,005	0
R. C. McGeary	288,074,084	12,713,731	482,668	0
M. A. Schulz	224,101,465	76,652,802	514,382	1,834

Item No. 2. Second Amended and Restated PACCAR Inc Restricted Stock and Deferred Compensation Plan for Non-Employee Directors.

Item No. 2 received the affirmative vote of a majority of the shares present and entitled to vote at the meeting.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Nonvotes
296,014,647	4,280,130	975,222	484

Item No. 3. Advisory Resolution to Approve Executive Compensation

Item No. 3 received the affirmative vote of a majority of the shares present and entitled to vote at the meeting.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Nonvotes
296,328,821	3,456,159	1,485,019	484

Item No. 4. Stockholder Proposal Regarding the Supermajority Vote Provisions.

Item No. 4 did not receive the affirmative vote of a majority of the shares present and entitled to vote at the meeting.

Shares Voted “For”	Shares Voted “Against”	Abstentions	Broker Nonvotes
139,170,702	160,898,996	1,199,435	1,350

(c) Not applicable.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACCAR Inc

Date:	May 2, 2014	By:	/s/ D. C. Anderson
D. C. Anderson
Vice President and General Counsel